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                                                                 EXHIBIT 23(b)

                      CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the inclusion in this Registration Statement of Symix Systems, Inc. on Form S-1, of our report dated March 28, 1997 on the 1996 and 1995 financial statements of Pritsker Corporation. We also consent to the reference to us under the heading "Experts" in the Prospectus, which is part of this Registration Statement.

                                                  Crowe Chizek and Company LLP

Indianapolis, Indiana
November 4, 1997